UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

HARROW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The Nasdaq Stock Market LLC
8.625% Senior Notes due 2026	HROWL	The Nasdaq Stock Market LLC
11.875% Senior Notes due 2027	HROWM	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 8, 2025, Harrow, Inc., a Delaware corporation (the “Company”), reported that it had entered into a non-binding indication of interest (“IOI”) to acquire the equity interests in Melt Pharmaceuticals, Inc., a Delaware corporation (“Melt”), not already owned by the Company. Consistent with the IOI, on September 24, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Harrow Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Melt, and D. Brad Osborne, as stockholder representative. As of June 30, 2025, the Company owned approximately 45% of Melt’s outstanding equity and also had a mid-single digit royalty on future net sales of Melt’s primary product (MELT-300). Certain officers and directors of the Company, including Mark L. Baum, the Company’s Chairman and Chief Executive Officer, and Andrew R. Boll, the Company’s President and Chief Financial Officer, own additional equity interests in Melt, and Mr. Baum serves on the board of directors of Melt.

Given the ownership interests in Melt and other relationships of the Company’s management with Melt, the Merger Agreement and the transactions contemplated thereby were negotiated and approved by a special committee of the Company’s Board of Directors comprised of independent directors (the “Independent Committee”). The Independent Committee consulted with independent legal counsel at Dykema Gossett PLLC and received a fairness opinion from Lake Street Capital Markets, LLC with respect to the transactions.

Under the terms of the Merger Agreement and related milestone payment agreement, the Company agreed to acquire the remaining equity interests of Melt in exchange for an initial cash payment of approximately $4.3 million at closing, and contingent consideration consisting of cash and Company equity upon achievement of (i) U.S. Food and Drug Administration (“FDA”) approval of the MELT-300 product candidate, (ii) coding and reimbursement of the MELT-300 product candidate, and (iii) various one-time sales milestones, as follows:

●	Upon FDA approval of MELT-300, the Company shall pay an aggregate amount in cash of approximately $87.2 million.

●	Upon receipt of pass-through status awarded and J-Code (or any other similar designation) issued by the Center for Medicare & Medicaid Services for MELT-300 the Company shall issue an aggregate of approximately 1,112,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).

●	Upon achievement of various annual net sales milestones ranging from $100.0 million to $1.0 billion per year, the Company shall make one-time cash payments that in the aggregate may total up to approximately $261.0 million if all annual net sales milestones are achieved.

The regulatory and commercial milestones must be achieved, if at all, on or before December 31, 2035.

The Merger Agreement includes representations and warranties and covenants of the parties customary for a transaction of this nature. Until the earlier of the termination of the Merger Agreement and the effective time of the acquisition, Melt has agreed to operate its business in the ordinary course and has agreed to certain other operating covenants. In addition, Melt has agreed to use reasonable best efforts to obtain approval of the Merger Agreement and the transactions contemplated thereby by the requisite Melt stockholders needed for approval.

The closing of the Melt acquisition is subject to certain customary closing conditions, including the approval of the requisite stockholders of Melt, the continued accuracy of representations and warranties and performance of covenants, and the absence of any material adverse effect.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and related milestone payment agreement, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the three months ending September 30, 2025.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent applicable, the disclosure included in Item 1.01 of this Current Report on Form 8-K with respect to the potential issuance of Common Stock in the Melt acquisition is incorporated by reference into this Item 3.02. If the applicable milestone is reached, the Common Stock would be issued to Melt stockholders pursuant to the exemption from the registration requirements provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) for transactions by an issuer not involving any public offering. Accordingly, the Common Stock issuable to Melt stockholders has not been registered under the Securities Act and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including statements regarding the Melt acquisition. These statements are based on currently available operating, financial, economic and other information, and are subject to a number of significant risks and uncertainties. A variety of factors, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: changes in market conditions, negotiation of final transaction documents, changes in operations, business, financial or other conditions relevant to the planned transactions, and other execution risks related to the completion of the transactions described herein, as well as other risks detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and its other filings with the Securities and Exchange Commission (the “SEC”). We believe these forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made. If any of these risks or uncertainties materialize, or if any of our underlying assumptions are incorrect, we may not be able to complete the potential transactions on terms expected or at all, and our actual results may differ significantly from those expected or implied by our forward-looking statements. These and other risks are detailed in our filings with the SEC. We do not undertake any obligation to publicly update or revise these forward-looking statements after the date of this Current Report on Form 8-K to reflect future events or circumstances, except as required by applicable law. We qualify any and all of our forward-looking statements by these cautionary factors.

Item 8.01. Other Events

On September 26, 2025, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Harrow, Inc., dated as of September 26, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW, INC.

Dated: September 26, 2025	By:	/s/ Andrew R. Boll
Andrew R. Boll
President and Chief Financial Officer